UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

Certified Shareholder Report of

Registered Management Investment Companies

Investment Company Act File Number: 811-00116

The Investment Company of America

(Exact Name of Registrant as Specified in Charter)

333 South Hope Street, 55th Floor

Los Angeles, California 90071

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Hong T. Le

The Investment Company of America

6455 Irvine Center Drive

Irvine, California 92618

(Name and Address of Agent for Service)

ITEM 1 – Reports to Stockholders

The Investment Company of America® Annual report for the year ended December 31, 2023

Invest in a fund whose
objective has stood
the test of time

The Securities and Exchange Commission has adopted new regulations that will change the content and design of annual and semi-annual shareholder reports beginning in July 2024. Certain types of information, including investment portfolio and financial statements, will not be included in the shareholder reports but will be available online, delivered free of charge upon request, and filed on a semi-annual basis on Form N-CSR.

If you would like to receive shareholder reports and other communications from the fund electronically, you may update your mailing preferences with your financial intermediary or enroll in e-delivery at capitalgroup.com (for accounts held directly with the fund).

The Investment Company of America seeks to achieve long-term growth of capital and income.

This fund is one of more than 40 offered by Capital Group, home of American Funds, one of the nation’s largest mutual fund families. For over 90 years, Capital Group has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 5.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Refer to page 4 for Class F-2 and Class A share results with relevant sales charges deducted and fund expenses. For other share class results, refer to capitalgroup.com and americanfundsretirement.com.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

The fund’s 30-day yield as of December 31, 2023, was 1.37% for Class F-2 shares and 1.10% for Class A shares, calculated in accordance with the U.S. Securities and Exchange Commission formula. The Class A share value reflects the 5.75% maximum sales charge.

Investing outside the United States may be subject to risks, such as currency fluctuations, political instability, differing securities regulations and periods of illiquidity. Global diversification can help reduce these risks. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Contents

1	Letter to investors

4	The value of a long-term perspective

6	Investment portfolio

13	Financial statements

35	Board of trustees and other officers

Fellow investors:

Equity markets posted strong gains for 2023, as economic growth remained solid and stubbornly high inflation finally relented under the U.S. Federal Reserve’s (Fed) aggressive program of interest rate hikes.

Against that backdrop, The Investment Company of America, Capital Group’s oldest mutual fund, saw a total return of 28.76% (Class F-2 shares) for the fund’s fiscal year ended December 31, 2023. This compares favorably to the fund’s primary benchmark, the Standard & Poor’s 500 Index (S&P 500), which returned 26.29% over the same period.

Overall, the fund benefited from our investment professionals’ commitment to deep fundamental research and bottom-up investing, which focuses on identifying and holding equities that help meet the fund’s objective of long-term capital appreciation and income. As the fund celebrates its 90th birthday this year, we are gratified to have done so with results that reflect our continued aspirations for the fund.

That said, outsized annual returns like this are the exception, rather than the rule. Since its inception, the fund has had an average annual return of 12.25%, comparing favorably to the S&P 500’s return of 11.00%. When we select an investment for the fund, we are investing in companies we believe will serve investors well for many years, not just for one year.

Turning a corner in 2023

The year began with inflation at a multi-decade high, a newly aggressive U.S. Federal Reserve raising interest rates sharply, a rather bearish 2022 for equities and deepening concerns as to whether the economy would slide into recession. The ongoing war in Ukraine and the upcoming U.S. presidential election added to investors’ worries.

One year later, we see economic growth rising, inflation declining sharply and the Fed now pausing its rate hikes. The Fed appears to have successfully guided the economy to a soft landing. The war in Ukraine continues unabated, the deepening conflicts in the Middle East add additional geopolitical instability, and the outcome of the U.S. election continues to be uncertain, yet the market gains in 2023 reflect renewed confidence in the U.S. economy and the stock markets.

Part of this confidence stemmed from the next wave of technological innovation — generative artificial intelligence, or GenAI. These large language models — while not “intelligent” in the classical or most meaningful sense of the word — represent a potential leap forward in the use of computing power and the internet. Many companies at the forefront of AI development — such as Microsoft, one of the fund’s top holdings — could benefit for many years to come.

Domestic markets once again outpaced most international equity markets over the course of the year, continuing a pattern of the last decade. The United Kingdom continues to suffer from stubborn economic issues, while Europe’s markets remain troubled by fallout from the Ukraine war and its knock-on effects on food and energy costs. In Asia, China’s economy has slowed, if not faltered, while Taiwan’s recent elections threaten to escalate tensions in the region.

Overall, however, investors chose to focus on the positive over the past year — declining inflation, rising consumer confidence, increased corporate profits and — perhaps surprisingly when one looks back a year ago — the potential for another strong economic cycle ahead.

Past results are not predictive of results in future periods.

The Investment Company of America	1

Results at a glance

Year ended December 31, 2023 (with all distributions reinvested)

	Class F-2 shares	Class A shares	S&P 500 Index*
Income return	2.00%	1.77%	1.85%
Capital return	26.76%	26.73%	24.44%
Total return	28.76%	28.50%	26.29%

*	Source: S&P Dow Jones Indices LLC. The S&P 500 is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

Dividends and capital gain distributions paid in 2023

	Per Class F-2 share	Per Class A share	Payment date
Income dividends	$0.1779	$0.155	March 15
	0.1760	0.155	June 14
	0.1800	0.155	September 13
	0.2852	0.260	December 13
	$0.8191	$0.725

Capital gain distributions	$1.7760	$1.776	December 13
	$2.5951	$2.501

Expense ratios and portfolio turnover rates1

Year ended December 31, 2023

	Expense ratio		Portfolio
	Class F-2 shares	Class A shares	turnover rate
ICA	0.37%	0.58%	29%
Industry average[2]	0.61%	0.94%	46%

[1]	The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
[2]	Source: Refinitiv Lipper. Lipper Large-Cap Core Funds (industry average expense ratio based on statistics for the most recent fiscal year-ends available as of December 31, 2023).

The fund’s portfolio in review

Much has been said this past year about the stock market’s Magnificent Seven — Alphabet (Google), Amazon, Apple, Meta (Facebook), Microsoft, NVIDIA and Tesla. These companies’ share prices far outstripped that of the overall S&P 500 and contributed significantly to the index’s overall return — and with good reason, because they are immensely profitable and appear well positioned to benefit from continued demand for AI products and services.

The fund held each of these equities during the course of the year, and as of December 31, has a larger holding in Microsoft and Meta than their representation in the S&P 500 Index. Of the other five, the fund remains underexposed compared to the index — not because there’s a lack of conviction in the companies, but because the fund’s managers believe in diversification and in the deep, fundamental, bottom-up research that has led our investment professionals to many other holdings in the fund.

Indeed, the fund’s holdings in information technology companies was overall smaller than that of the index, though the fund’s returns from that sector were better than that of the index. The fund’s stock selection in the industrials and communications services sectors were the most additive to the fund’s returns, though nearly every sector enjoyed positive returns during the period. Only the fund’s holdings in consumer staples companies, who typically have more predictable business models and can provide stability in periods of economic uncertainty, produced negative overall returns in 2023.

Past results are not predictive of results in future periods.

2	The Investment Company of America

On a relative basis, when compared against the index, the fund’s holdings in real estate and financials detracted from returns, though were still positive on an absolute basis. Likewise, the fund’s cash position, at roughly 3.2% of the total portfolio, detracted from relative returns, though the fund’s managers see a cash position as important for two reasons — as a hedge against a market downturn, and as a resource for when new investment opportunities present themselves.

Among the fund’s top holdings, Microsoft (up 56.8%) was notable for its embrace of GenAI, a strategy that has improved its near-term fundamentals and increased investor interest for the now-venerable software giant. Meta (Facebook), Amazon and Apple are also among the fund’s top 10 holdings, nine of which had positive returns for the period.

RTX Corp., formerly Raytheon, was the holdout among the top 10, down 16.6% for the year. In relative terms, however, even top holdings such as Tesla and Apple detracted from returns because the index’s holdings are much larger than that of the fund.

Ninety years of long-term investing

The Investment Company of America became Capital Group’s first mutual fund offering on December 5, 1933. Our records — including handwritten ledgers and research reports typewritten on carbon paper — feature such household names as IBM and Caterpillar. Since it’s founding, the fund has endured wars and recessions while benefiting from a drumbeat of innovation from a multitude of companies over the decades.

Throughout this history, The Investment Company of America has relied on the experience of our investment professionals to select investments to benefit the fund’s shareholders over the long term. That legacy has been handed down for generations, and our current portfolio managers and analysts are no strangers to investing through a variety of market environments and changes.

What will happen in 2024? There will be a presidential election, though we make no prediction beyond that. We know that the conflicts in Ukraine and in the Middle East will continue to weigh heavily on world affairs and global markets. We know there will be disruptions yet to be foreseen.

We cannot say with certainty what will happen with the economy in the new year. In our view, the Federal Reserve has earned confidence with its management of inflation and the economy over the past year, and the possibility of interest rate cuts could benefit the economy and equity markets. Yet it is no sure thing that the “soft landing” has indeed landed, and an economic slowdown may yet occur. It is worth noting, however, that should the economy decline, the Fed now has room to cut rates to help mitigate the downturn more meaningfully than it had just a few years ago.

We believe the fund is very well positioned to take advantage of a variety of market environments from where the fund stands today. Our search for companies with positive long-term potential has brought us investments like Microsoft, which could gain even more from AI in the coming year. And we’re not just looking at tech companies when it comes to AI. We’re also looking at which businesses — no matter their sector or geography — are applying AI tools in innovative and forward-thinking ways to separate themselves from their competitors.

Should markets continue to rise, we believe our diversified portfolio can provide our investors with the returns to help them reach their goals. And if markets decline, our focus on dividend-paying equities and diversification can help properly position the portfolio to weather the downturn.

As we mentioned in the beginning, we’re pleased to have brought you positive returns such as these on the fund’s 90th anniversary. More gratifying, however, is the trust that you, and generations before you, have placed in The Investment Company of America through the years. We strive every day to be worthy of that trust.

Thank you for investing in The Investment Company of America. We look forward to reporting to you again in six months — and for many decades to come.

Cordially,

Grant L. Cambridge
Co-President

Martin Romo
Co-President

February 9, 2024

For current information about the fund, refer to capitalgroup.com.

Past results are not predictive of results in future periods.

The Investment Company of America	3

The value of a long-term perspective

Average annual total returns based on a $1,000 investment
(for periods ended December 31, 2023)

	1 year	5 years	10 years
Class F-2 shares	28.76%	14.34%	10.83%
Class A shares*	21.10	12.77	9.96

**Assumes payment of the maximum 5.75% sales charge.*

The total annual fund operating expense ratios are 0.37% for Class F-2 shares and 0.58% for Class A shares as of the prospectus dated March 1, 2024 (unaudited).

$4,000,000
1,000,000
500,000
100,000
10,000
6,000
Year ended December 31
1974
1975
1976
1977
1978
1979
1980
1981
1982
1983
1984
1985
1986
1987
1988
1989
1990
1991
1992

Fund results shown are for Class F-2 shares and Class A shares. Class A share results reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment1; thus, the net amount invested was $9,425.2 Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, refer to capitalgroup.com.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

The results shown are before taxes on fund distributions and sale of fund shares.

[1]	As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
[2]	The maximum initial sales charge was 8.5% prior to July 1, 1988.
[3]	Includes dividends and capital gain distributions reinvested in the years 1973 to 2023.
[4]	Source: S&P Dow Jones Indices LLC. The S&P 500 Index is unmanaged and, therefore, has no expenses. Investors cannot invest directly in an index.

4	The Investment Company of America

How a hypothetical $10,000 investment has grown over 50 years

This chart illustrates how a hypothetical $10,000 investment in The Investment Company of America’s Class F-2 and Class A shares grew over the past 50 years, from December 31, 1973, through December 31, 2023. The chart also shows how the unmanaged S&P 500 Index fared over this same period.

The Investment Company of America	5

Investment portfolio December 31, 2023

Sector diversification	Percent of net assets

Common stocks 96.57%	Shares	Value (000)
Energy 2.77%
Baker Hughes Co., Class A	9,501,895	$324,775
Canadian Natural Resources, Ltd. (CAD denominated)	8,612,200	564,224
Cheniere Energy, Inc.	998,182	170,400
Chevron Corp.	2,555,467	381,173
ConocoPhillips	2,790,090	323,846
Diamondback Energy, Inc.	410,565	63,670
EOG Resources, Inc.	4,144,730	501,305
Exxon Mobil Corp.	4,016,113	401,531
Halliburton Co.	5,739,548	207,485
Pioneer Natural Resources Co.	748,728	168,374
TC Energy Corp. (CAD denominated)[1]	7,816,269	305,324
Woodside Energy Group, Ltd.	1,996,365	42,292
Woodside Energy Group, Ltd. (CDI)	1,904,338	40,315
		3,494,714

Materials 3.84%
Air Products and Chemicals, Inc.	750,000	205,350
Albemarle Corp.	1,567,965	226,540
ATI, Inc.[2]	883,700	40,182
Celanese Corp.[3]	7,595,637	1,180,134
Corteva, Inc.	4,381,229	209,948
Ecolab, Inc.	1,332,932	264,387
Freeport-McMoRan, Inc.	8,943,431	380,722
Linde PLC	4,971,660	2,041,910
Rio Tinto PLC	2,500,000	185,670
Sherwin-Williams Co.	383,958	119,757
		4,854,600

Industrials 14.76%
AB Volvo, Class B	474,209	12,328
Airbus SE, non-registered shares	1,398,666	215,896
AMETEK, Inc.	257,448	42,451
BAE Systems PLC	16,659,352	235,695
Boeing Co.[2]	6,159,894	1,605,638
Carrier Global Corp.	34,640,866	1,990,118
Ceridian HCM Holding, Inc.[2]	1,995,267	133,922
CSX Corp.	6,260,489	217,051
Delta Air Lines, Inc.	3,303,983	132,919
Equifax, Inc.	1,031,987	255,200
FedEx Corp.	536,446	135,705
General Dynamics Corp.	2,263,403	587,738
General Electric Co.	37,121,033	4,737,757
Honeywell International, Inc.	603,760	126,615
Illinois Tool Works, Inc.	2,465,552	645,827
Ingersoll-Rand, Inc.	3,997,965	309,203
Lincoln Electric Holdings, Inc.	920,368	200,143

6	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Industrials (continued)
Northrop Grumman Corp.	1,303,763	$610,344
Otis Worldwide Corp.	2,817,315	252,065
Paychex, Inc.	764,215	91,026
Rolls-Royce Holdings PLC[2]	30,272,943	115,291
RTX Corp.	29,039,664	2,443,397
Safran SA	569,290	100,425
SS&C Technologies Holdings, Inc.	2,593,826	158,509
TFI International, Inc.[1]	3,270,858	444,771
TransDigm Group, Inc.	124,564	126,009
TransUnion	693,732	47,666
Uber Technologies, Inc.[2]	9,602,427	591,221
Union Pacific Corp.	2,016,637	495,326
United Airlines Holdings, Inc.[2]	1,287,054	53,104
United Rentals, Inc.	2,175,184	1,247,294
Veralto Corp.	585,806	48,188
Waste Connections, Inc.	357,379	53,346
Waste Management, Inc.	1,112,920	199,324
		18,661,512

Consumer discretionary 9.88%
Amazon.com, Inc.[2]	25,078,153	3,810,374
Chipotle Mexican Grill, Inc.[2]	129,028	295,082
Compagnie Financière Richemont SA, Class A	850,756	117,348
D.R. Horton, Inc.	2,658,020	403,966
DoorDash, Inc., Class A2	1,161,685	114,879
General Motors Co.	8,660,212	311,075
Hilton Worldwide Holdings, Inc.	760,089	138,405
Home Depot, Inc.	5,811,223	2,013,879
Kering SA	221,552	98,320
LVMH Moët Hennessy-Louis Vuitton SE	45,915	37,243
Marriott International, Inc., Class A	1,149,567	259,239
McDonald’s Corp.	992,725	294,353
NIKE, Inc., Class B	2,545,104	276,322
Norwegian Cruise Line Holdings, Ltd.[1,2,3]	27,651,276	554,131
Restaurant Brands International, Inc.	7,996,683	624,781
Royal Caribbean Cruises, Ltd.[2,3]	17,758,810	2,299,588
Starbucks Corp.	1,904,053	182,808
Tapestry, Inc.	3,413,392	125,647
Tesla, Inc.[2]	945,633	234,971
TJX Companies, Inc.	2,390,796	224,281
Tractor Supply Co.	255,139	54,862
YUM! Brands, Inc.	133,460	17,438
		12,488,992

Consumer staples 6.19%
Altria Group, Inc.	7,400,755	298,546
Anheuser-Busch InBev SA/NV	371,992	24,033
Archer Daniels Midland Co.	1,487,291	107,412
British American Tobacco PLC	73,511,752	2,145,239
Church & Dwight Co., Inc.	1,564,332	147,923
Constellation Brands, Inc., Class A	1,388,115	335,577
Danone SA	2,495,253	161,845
Dollar General Corp.	2,862,448	389,150
Estée Lauder Companies, Inc. (The), Class A	1,997,207	292,092
General Mills, Inc.	2,990,611	194,808
Keurig Dr Pepper, Inc.	13,351,133	444,860
Kraft Heinz Co. (The)	1,339,008	49,517
Molson Coors Beverage Co., Class B, restricted voting shares	1,234,166	75,543
Mondelez International, Inc., Class A	4,905,952	355,338
Monster Beverage Corp.[2]	2,212,551	127,465
PepsiCo, Inc.	3,984,688	676,759
Philip Morris International, Inc.	21,298,775	2,003,789
		7,829,896

The Investment Company of America	7

Common stocks (continued)	Shares	Value (000)
Health care 12.36%
Abbott Laboratories	26,754,374	$2,944,854
AbbVie, Inc.	6,169,318	956,059
Amgen, Inc.	1,010,005	290,902
AstraZeneca PLC	1,392,133	187,497
AstraZeneca PLC (ADR)	775,946	52,260
Bristol-Myers Squibb Co.	4,344,812	222,932
Cencora, Inc.	898,070	184,446
CVS Health Corp.	891,223	70,371
Daiichi Sankyo Co., Ltd.	9,976,200	276,184
Danaher Corp.	2,803,311	648,518
DexCom, Inc.[2]	2,421,228	300,450
Edwards Lifesciences Corp.[2]	481,042	36,680
Elevance Health, Inc.	369,620	174,298
Eli Lilly and Co.	2,043,121	1,190,976
GE HealthCare Technologies, Inc.	19,961,219	1,543,402
Gilead Sciences, Inc.	10,095,129	817,806
Humana, Inc.	828,584	379,334
Johnson & Johnson	437,544	68,581
Medtronic PLC	5,597,477	461,120
Novo Nordisk AS, Class B	5,993,814	619,969
Pfizer, Inc.	1,181,152	34,005
Regeneron Pharmaceuticals, Inc.[2]	330,864	290,595
Sanofi	741,420	73,505
Stryker Corp.	1,562,576	467,929
Takeda Pharmaceutical Co., Ltd.	5,229,812	150,134
Thermo Fisher Scientific, Inc.	1,550,291	822,879
UnitedHealth Group, Inc.	3,757,029	1,977,963
Vertex Pharmaceuticals, Inc.[2]	501,611	204,101
Zoetis, Inc., Class A	919,750	181,531
		15,629,281

Financials 10.34%
AIA Group, Ltd.	35,422,200	307,656
American International Group, Inc.	20,440,437	1,384,840
Aon PLC, Class A	405,561	118,026
Arthur J. Gallagher & Co.	2,457,685	552,684
Berkshire Hathaway, Inc., Class B2	222,745	79,444
BlackRock, Inc.	954,300	774,701
Blackstone, Inc.	3,270,139	428,127
Blue Owl Capital, Inc., Class A	2,935,875	43,745
Capital One Financial Corp.	3,255,013	426,797
Chubb, Ltd.	3,002,524	678,570
CME Group, Inc., Class A	505,055	106,365
Fidelity National Information Services, Inc.	3,972,229	238,612
Great-West Lifeco, Inc.[1]	13,251,867	438,645
ING Groep NV	26,176,862	391,873
JPMorgan Chase & Co.	6,188,398	1,052,647
KKR & Co., Inc.	5,313,181	440,197
Marsh & McLennan Companies, Inc.	1,343,355	254,525
Mastercard, Inc., Class A	5,754,327	2,454,278
Morgan Stanley	8,377,584	781,210
MSCI, Inc.	421,451	238,394
PNC Financial Services Group, Inc.	3,622,618	560,962
S&P Global, Inc.	1,677,461	738,955
Toast, Inc., Class A2	2,142,399	39,120
Truist Financial Corp.	1,846,637	68,178
Visa, Inc., Class A	1,005,677	261,828
Wells Fargo & Co.	4,178,667	205,674
		13,066,053

Information technology 23.60%
Accenture PLC, Class A	1,470,612	516,053
Adobe, Inc.[2]	1,094,245	652,827
Amphenol Corp., Class A	4,909,317	486,661
Apple, Inc.	13,851,106	2,666,753
Applied Materials, Inc.	3,852,535	624,380
Arista Networks, Inc.[2]	734,067	172,880
ASML Holding NV	458,618	346,263

8	The Investment Company of America

Common stocks (continued)	Shares	Value (000)
Information technology (continued)
Broadcom, Inc.	6,259,563	$6,987,237
Cognizant Technology Solutions Corp., Class A	419,890	31,714
Datadog, Inc., Class A2	260,542	31,625
EPAM Systems, Inc.[2]	1,868,342	555,533
Intel Corp.	33,487,669	1,682,755
KLA Corp.	21,482	12,488
Marvell Technology, Inc.	7,148,471	431,124
Micron Technology, Inc.	7,527,282	642,378
Microsoft Corp.	26,384,736	9,921,716
NVIDIA Corp.	196,360	97,241
Palo Alto Networks, Inc.[2]	499,641	147,334
QUALCOMM, Inc.	429,385	62,102
Salesforce, Inc.[2]	5,254,846	1,382,760
Samsung Electronics Co., Ltd.	2,451,970	149,129
ServiceNow, Inc.[2]	1,043,589	737,285
Shopify, Inc., Class A, subordinate voting shares[2]	311,618	24,275
Snowflake, Inc., Class A2	990,249	197,060
Taiwan Semiconductor Manufacturing Co., Ltd.	3,800,000	73,133
Texas Instruments, Inc.	6,354,419	1,083,174
Trimble, Inc.[2]	753,123	40,066
Zscaler, Inc.[2]	360,789	79,936
		29,835,882

Communication services 8.88%
Alphabet, Inc., Class A2	17,650,450	2,465,591
Alphabet, Inc., Class C2	17,308,360	2,439,267
Charter Communications, Inc., Class A1,2	225,174	87,521
Comcast Corp., Class A	26,035,468	1,141,655
Meta Platforms, Inc., Class A2	10,767,526	3,811,274
Netflix, Inc.[2]	2,221,063	1,081,391
Take-Two Interactive Software, Inc.[2]	742,700	119,538
T-Mobile US, Inc.	466,771	74,837
		11,221,074

Utilities 2.88%
AES Corp.	9,813,722	188,914
CenterPoint Energy, Inc.	4,964,348	141,831
CMS Energy Corp.	3,081,163	178,923
Constellation Energy Corp.	1,365,604	159,626
DTE Energy Co.	1,181,083	130,226
Edison International	9,058,137	647,566
Entergy Corp.	1,165,884	117,976
NextEra Energy, Inc.	10,186,512	618,729
PG&E Corp.	54,031,210	974,183
Pinnacle West Capital Corp.	1,020,858	73,339
Public Service Enterprise Group, Inc.	670,389	40,994
Sempra	4,836,651	361,443
		3,633,750

Real estate 1.07%
American Tower Corp. REIT	1,065,294	229,976
CoStar Group, Inc.[2]	2,994,547	261,693
Equinix, Inc. REIT	342,694	276,002
Prologis, Inc. REIT	1,523,241	203,048
SBA Communications Corp. REIT, Class A	321,109	81,462
VICI Properties, Inc. REIT	8,781,959	279,969
Welltower, Inc. REIT	188,364	16,985
		1,349,135

Total common stocks (cost: $65,476,109,000)		122,064,889

The Investment Company of America	9

Preferred securities 0.05%	Shares		Value (000)
Financials 0.05%
Fannie Mae, Series O, 7.00% noncumulative preferred shares[2]		4,815,256	$24,462
Fannie Mae, Series P, (3-month USD-LIBOR + 0.75%) 6.288% noncumulative preferred shares[2,4,5]		565,000	1,525
Fannie Mae, Series R, 7.625% noncumulative preferred shares[2]		2,946,415	7,513
Fannie Mae, Series T, 8.25% noncumulative preferred shares[2]		9,922,867	28,876
Federal Home Loan Mortgage Corp., Series V, 5.57% preferred shares[1,2]		1,818,512	4,164

Total preferred securities (cost: $47,695,000)			66,540

Convertible stocks 0.08%
Utilities 0.08%
AES Corp., convertible preferred units, 6.875% 2/15/2024[1]		506,812	38,558
NextEra Energy, Inc., noncumulative convertible preferred units, 6.926% 9/1/2025		1,679,642	64,028

Total convertible stocks (cost: $133,064,000)			102,586

Convertible bonds & notes 0.01%	Principal amount (000)
Financials 0.01%
Coinbase Global, Inc., convertible notes, 0.50% 6/1/2026	USD	7,963	7,251

Total convertible bonds & notes (cost: $6,337,000)			7,251

Bonds, notes & other debt instruments 0.07%
Corporate bonds, notes & loans 0.07%
Consumer discretionary 0.05%
Ford Motor Credit Co., LLC 5.125% 6/16/2025		24,416	24,120
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[3,6]		20,954	22,281
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[3,6]		17,415	18,743
			65,144

Industrials 0.02%
TransDigm, Inc. 4.875% 5/1/2029		27,570	25,801

Total corporate bonds, notes & loans			90,945

Total bonds, notes & other debt instruments (cost: $85,922,000)			90,945

Short-term securities 3.27%		Shares
Money market investments 3.12%
Capital Group Central Cash Fund 5.44%[3,7]		39,468,892	3,946,495

Money market investments purchased with collateral from securities on loan 0.15%
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.32%[7,8]		29,500,000	29,500
Dreyfus Treasury Obligations Cash Management, Institutional Shares 5.25%[7,8]		25,800,000	25,800
Invesco Short-Term Investments Trust – Government & Agency Portfolio, Institutional Class 5.27%[7,8]		24,327,132	24,327
Fidelity Investments Money Market Government Portfolio, Class I 5.25%[7,8]		23,900,000	23,900
Morgan Stanley Institutional Liquidity Funds – Government Portfolio, Institutional Class 5.27%[7,8]		23,900,000	23,900
BlackRock Liquidity Funds – FedFund, Institutional Shares 5.26%[7,8]		20,300,000	20,300

10	The Investment Company of America

Short-term securities (continued)	Shares	Value (000)
Money market investments purchased with collateral from securities on loan (continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.23%[7,8]	18,400,000	$18,400
Capital Group Central Cash Fund 5.44%[3,7,8]	129,435	12,942
RBC Funds Trust – U.S. Government Money Market Fund, RBC Institutional Class 1 5.23%[7,8]	5,500,000	5,500
		184,569

Total short-term securities (cost: $4,130,978,000)		4,131,064
Total investment securities 100.05% (cost: $69,880,105,000)		126,463,275
Other assets less liabilities (0.05)%		(61,435)

Net assets 100.00%		$126,401,840

Investments in affiliates3

	Value at 1/1/2023 (000)	Additions (000)		Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 12/31/2023 (000)	Dividend or interest income (000)
Common stocks 3.19%
Energy 0.00%
Baker Hughes Co., Class A9	$1,557,300	$—		$1,488,210	$567,637	$(311,952)	$—	$33,246
Materials 0.93%
Celanese Corp.	—	834,686		1,638	351	346,735	1,180,134	9,549
Industrials 0.00%
TFI International, Inc.[1,9]	516,593	—		210,196	23,693	114,681	—	5,358
Consumer discretionary 2.26%
Royal Caribbean Cruises, Ltd.[2]	770,566	283,704		61,288	(5,860)	1,312,466	2,299,588	—
Norwegian Cruise Line Holdings, Ltd.[1,2]	7,699	451,118		9,364	2,087	102,591	554,131	—
							2,853,719
Total common stocks							4,033,853
Convertible bonds & notes 0.00%
Consumer discretionary 0.00%
Royal Caribbean Cruises, Ltd., convertible notes, 2.875% 11/15/2023[10]	8,387	—		9,041	518	136	—	213
Royal Caribbean Cruises, Ltd., convertible notes, 4.25% 6/15/2023[10]	114,413	—		122,041	4,330	3,298	—	2,089
							—

Bonds, notes & other debt instruments 0.04%
Consumer discretionary 0.04%
Royal Caribbean Cruises, Ltd. 8.25% 1/15/2029[6]	21,085	—		—	—	1,196	22,281	1,725
Royal Caribbean Cruises, Ltd. 9.25% 1/15/2029[6]	17,916	—		—	—	827	18,743	1,607
Royal Caribbean Cruises, Ltd. 11.50% 6/1/2025[10]	10,199	—		10,036	147	(310)	—	575
							41,024
Short-term securities 3.13%
Money market investments 3.12%
Capital Group Central Cash Fund 5.44%[7]	5,773,085	10,353,432		12,180,253	767	(536)	3,946,495	254,278
Money market investments purchased with collateral from securities on loan 0.01%
Capital Group Central Cash Fund 5.44%[7,8]	5,028	7,914	[11]				12,942	—	[12]
Total short-term securities							3,959,437
Total 6.36%					$593,670	$1,569,132	$8,034,314	$308,640

The Investment Company of America	11

[1]	All or a portion of this security was on loan. The total value of all such securities was $388,252,000, which represented .31% of the net assets of the fund. Refer to Note 5 for more information on securities lending.
[2]	Security did not produce income during the last 12 months.
[3]	Affiliate of the fund or part of the same “group of investment companies” as the fund, as defined under the Investment Company Act of 1940, as amended.
[4]	Securities referencing LIBOR are expected to transition to an alternative reference rate by the security’s next scheduled coupon reset date.
[5]	Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available.
[6]	Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $41,024,000, which represented .03% of the net assets of the fund.
[7]	Rate represents the seven-day yield at 12/31/2023.
[8]	Security purchased with cash collateral from securities on loan. Refer to Note 5 for more information on securities lending.
[9]	Affiliated issuer during the reporting period but no longer an affiliate at 12/31/2023. Refer to the investment portfolio for the security value at 12/31/2023.
[10]	Affiliated issuer during the reporting period but no longer held at 12/31/2023.
[11]	Represents net activity. Refer to Note 5 for more information on securities lending.
[12]	Dividend income is included with securities lending income in the fund’s statement of operations and is not shown in this table.

Key to abbreviation(s)

ADR = American Depositary Receipts

CAD = Canadian dollars

CDI = CREST Depository Interest

LIBOR = London Interbank Offered Rate

REIT = Real Estate Investment Trust

USD = U.S. dollars

Refer to the notes to financial statements.

12	The Investment Company of America

Financial statements

Statement of assets and liabilities
at December 31, 2023	(dollars in thousands)

Assets:
Investment securities, at value (includes $388,252 of investment securities on loan):
Unaffiliated issuers (cost: $63,645,573)	$118,428,961
Affiliated issuers (cost: $6,234,532)	8,034,314	$126,463,275
Cash		92
Cash denominated in currencies other than U.S. dollars (cost: $8,470)		8,464
Receivables for:
Sales of investments	72,312
Sales of fund’s shares	69,524
Dividends and interest	192,963
Securities lending income	420
Other	1,594	336,813
		126,808,644
Liabilities:
Collateral for securities on loan		184,569
Payables for:
Purchases of investments	86,810
Repurchases of fund’s shares	76,668
Investment advisory services	24,231
Services provided by related parties	26,773
Trustees’ deferred compensation	4,262
Other	3,491	222,235
Net assets at December 31, 2023		$126,401,840

Net assets consist of:
Capital paid in on shares of beneficial interest		$68,929,676
Total distributable earnings (accumulated loss)		57,472,164
Net assets at December 31, 2023		$126,401,840

Refer to the notes to financial statements.

The Investment Company of America	13

Financial statements (continued)

Statement of assets and liabilities
at December 31, 2023 (continued)	(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) —
unlimited shares authorized (2,509,566 total shares outstanding)

	Net assets	Shares outstanding		Net asset value per share
Class A	$79,013,554	1,567,756		$50.40
Class C	1,223,052	24,610		49.70
Class T	13	—	*	50.37
Class F-1	1,435,304	28,575		50.23
Class F-2	12,950,820	257,181		50.36
Class F-3	5,188,101	103,010		50.36
Class 529-A	3,476,951	69,231		50.22
Class 529-C	72,737	1,450		50.17
Class 529-E	85,132	1,702		50.01
Class 529-T	21	—	*	50.38
Class 529-F-1	15	—	*	50.11
Class 529-F-2	231,236	4,590		50.38
Class 529-F-3	16	—	*	50.37
Class R-1	70,914	1,422		49.86
Class R-2	690,154	13,822		49.93
Class R-2E	93,485	1,863		50.19
Class R-3	991,007	19,764		50.14
Class R-4	1,218,394	24,268		50.21
Class R-5E	265,151	5,268		50.33
Class R-5	199,644	3,963		50.38
Class R-6	19,196,139	381,091		50.37

*	Amount less than one thousand.

Refer to the notes to financial statements.

14	The Investment Company of America

Financial statements (continued)

Statement of operations
for the year ended December 31, 2023	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $10,700; also includes $302,430 from affiliates)	$2,218,127
Interest (includes $6,210 from affiliates)	14,546
Securities lending income (net of fees)	1,540	$2,234,213
Fees and expenses*:
Investment advisory services	262,125
Distribution services	205,122
Transfer agent services	72,113
Administrative services	33,904
529 plan services	2,088
Reports to shareholders	1,953
Registration statement and prospectus	1,164
Trustees’ compensation	1,060
Auditing and legal	124
Custodian	731
Other	205	580,589
Net investment income		1,653,624

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Investments:
Unaffiliated issuers	4,627,942
Affiliated issuers	593,670
In-kind redemptions	126,273
Currency transactions	2,749	5,350,634
Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	20,110,486
Affiliated issuers	1,569,132
Currency translations	957	21,680,575
Net realized gain (loss) and unrealized appreciation (depreciation)		27,031,209
Net increase (decrease) in net assets resulting from operations		$28,684,833

*	Additional information related to class-specific fees and expenses is included in the notes to financial statements.

Statements of changes in net assets

	Year ended December 31,
	2023	2022
Operations:
Net investment income	$1,653,624	$1,695,358
Net realized gain (loss)	5,350,634	3,432,836
Net unrealized appreciation (depreciation)	21,680,575	(24,606,555)
Net increase (decrease) in net assets resulting from operations	28,684,833	(19,478,361)

Distributions paid to shareholders	(6,145,107)	(6,186,567)

Net capital share transactions	827,848	2,979,800

Total increase (decrease) in net assets	23,367,574	(22,685,128)

Net assets:
Beginning of year	103,034,266	125,719,394
End of year	$126,401,840	$103,034,266

Refer to the notes to financial statements.

The Investment Company of America	15

Notes to financial statements

1. Organization

The Investment Company of America (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, diversified management investment company. The fund seeks long-term growth of capital and income.

The fund has 21 share classes consisting of six retail share classes (Classes A, C, T, F-1, F-2 and F-3), seven 529 college savings plan share classes (Classes 529-A, 529-C, 529-E, 529-T, 529-F-1, 529-F-2 and 529-F-3) and eight retirement plan share classes (Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75% for Class A; up to 3.50% for Class 529-A	None (except 1.00% for certain redemptions within 18 months of purchase without an initial sales charge)	None
Classes C and 529-C	None	1.00% for redemptions within one year of purchase	Class C converts to Class A after eight years and Class 529-C converts to Class 529-A after five years
Class 529-E	None	None	None
Classes T and 529-T*	Up to 2.50%	None	None
Classes F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3	None	None	None
Classes R-1, R-2, R-2E, R-3, R-4, R-5E, R-5 and R-6	None	None	None
*	Class T and 529-T shares are not available for purchase.

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP”). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income — Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations — Income, fees and expenses (other than class-specific fees and expenses), realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

Distributions paid to shareholders — Income dividends and capital gain distributions are recorded on the ex-dividend date.

16	The Investment Company of America

Currency translation — Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

In-kind redemptions — The fund normally redeems shares in cash; however, under certain conditions and circumstances, payment of the redemption price wholly or partly with portfolio securities or other fund assets may be permitted. A redemption of shares in-kind is based upon the closing value of the shares being redeemed as of the trade date. Realized gains or losses resulting from redemptions of shares in-kind are reflected separately in the fund’s statement of operations.

3. Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs — The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)
Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds”), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

The Investment Company of America	17

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure — The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications — The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of December 31, 2023 (dollars in thousands):

	Investment securities
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks:
Energy	$3,412,107	$82,607	$—	$3,494,714
Materials	4,668,930	185,670	—	4,854,600
Industrials	17,981,877	679,635	—	18,661,512
Consumer discretionary	12,236,081	252,911	—	12,488,992
Consumer staples	5,498,779	2,331,117	—	7,829,896
Health care	14,321,992	1,307,289	—	15,629,281
Financials	12,366,524	699,529	—	13,066,053
Information technology	29,267,357	568,525	—	29,835,882
Communication services	11,221,074	—	—	11,221,074
Utilities	3,633,750	—	—	3,633,750
Real estate	1,349,135	—	—	1,349,135
Preferred securities	66,540	—	—	66,540
Convertible stocks	102,586	—	—	102,586
Convertible bonds & notes	—	7,251	—	7,251
Bonds, notes & other debt instruments	—	90,945	—	90,945
Short-term securities	4,131,064	—	—	4,131,064
Total	$120,257,796	$6,205,479	$—	$126,463,275

18	The Investment Company of America

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by, the common stocks and other securities held by the fund may decline — sometimes rapidly or unpredictably — due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Issuer risks — The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in income-oriented stocks — The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.

Investing in growth-oriented stocks — Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

The Investment Company of America	19

5. Certain investment techniques

Securities lending — The fund has entered into securities lending transactions in which the fund earns income by lending investment securities to brokers, dealers or other institutions. Each transaction involves three parties: the fund, acting as the lender of the securities, a borrower, and a lending agent that acts as an intermediary.

Securities lending transactions are entered into by the fund under a securities lending agent agreement with the lending agent. The lending agent facilitates the exchange of securities between the fund and approved borrowers, ensures that securities loans are properly coordinated and documented, marks-to-market the value of collateral daily, secures additional collateral from a borrower if it falls below preset terms, and may reinvest cash collateral on behalf of the fund according to agreed parameters. The lending agent provides indemnification to the fund against losses resulting from a borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a potential loss of income or value if a borrower fails to return securities, collateral investments decline in value or the lending agent fails to perform.

The borrower is required to post highly liquid assets, such as cash or U.S. government securities, as collateral for the loan in an amount at least equal to the value of the securities loaned. Investments made with cash collateral are recognized as assets in the fund’s investment portfolio. The same amount is recorded as a liability in the fund’s statement of assets and liabilities. While securities are on loan, the fund will continue to receive the equivalent of the interest, dividends or other distributions paid by the issuer, as well as a portion of the interest on the investment of the collateral. Additionally, although the fund does not have the right to vote on securities while they are on loan, the fund has a right to consent on corporate actions and a right to recall loaned securities to vote. A borrower is obligated to return loaned securities at the conclusion of a loan or, during the pendency of a loan, on demand from the fund.

As of December 31, 2023, the total value of securities on loan was $388,252,000, and the total value of collateral received was $407,840,000. Collateral received includes cash of $184,569,000 and U.S. government securities of $223,271,000. Investment securities purchased from cash collateral are disclosed in the fund’s investment portfolio as short-term securities. Securities received as collateral are not recognized as fund assets. The contractual maturity of cash collateral received under the securities lending agreement is classified as overnight and continuous.

6. Taxation and distributions

Federal income taxation — The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the year ended December 31, 2023, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation — Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. As a result of rulings from European courts, the fund filed for additional reclaims related to prior years. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. During the year ended December 31, 2023, the fund recognized $5,035,000 in reclaims (net of $242,000 in fees and the effect of realized gain or loss from currency translations) and $2,517,000 in interest related to European court rulings, which is included in dividend income and interest income, respectively, in the fund’s statement of operations. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

20	The Investment Company of America

Distributions — Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

During the year ended December 31, 2023, the fund reclassified $351,168,000 from total distributable earnings to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of December 31, 2023, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Undistributed ordinary income	$390,169
Undistributed long-term capital gains	582,659
Post-October capital loss deferral*	(23,620)
Gross unrealized appreciation on investments	57,864,544
Gross unrealized depreciation on investments	(1,338,914)
Net unrealized appreciation (depreciation) on investments	56,525,630
Cost of investments	69,937,645

*	This deferral is considered incurred in the subsequent year.

Distributions paid were characterized for tax purposes as follows (dollars in thousands):

	Year ended December 31, 2023						Year ended December 31, 2022
Share class	Ordinary income		Long-term capital gains		Total distributions paid		Ordinary income		Long-term capital gains		Total distributions paid
Class A	$1,111,954		$2,691,996		$3,803,950		$958,607		$2,925,580		$3,884,187
Class C	9,280		42,074		51,354		7,850		51,666		59,516
Class T	—	†	—	†	—	†	—	†	—	†	—	†
Class F-1	19,637		49,117		68,754		17,402		55,247		72,649
Class F-2	199,938		440,316		640,254		162,018		439,916		601,934
Class F-3	86,510		176,468		262,978		72,478		183,641		256,119
Class 529-A	48,222		118,841		167,063		42,385		133,165		175,550
Class 529-C	501		2,468		2,969		449		3,344		3,793
Class 529-E	1,004		2,942		3,946		880		3,364		4,244
Class 529-T	—	†	1		1		—	†	1		1
Class 529-F-1	—	†	—	†	—	†	—	†	1		1
Class 529-F-2	3,586		7,805		11,391		2,834		7,674		10,508
Class 529-F-3	—	†	1		1		—	†	1		1
Class R-1	534		2,430		2,964		416		2,818		3,234
Class R-2	4,991		23,602		28,593		3,632		26,080		29,712
Class R-2E	882		3,186		4,068		689		3,277		3,966
Class R-3	11,052		33,872		44,924		9,169		37,368		46,537
Class R-4	16,856		41,467		58,323		15,512		48,172		63,684
Class R-5E	3,882		8,970		12,852		2,820		8,163		10,983
Class R-5	3,273		6,778		10,051		3,008		7,668		10,676
Class R-6	320,782		649,889		970,671		267,500		681,772		949,272
Total	$1,842,884		$4,302,223		$6,145,107		$1,567,649		$4,618,918		$6,186,567

†	Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors®, Inc. (“AFD”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, AFD and AFS are considered related parties to the fund.

The Investment Company of America	21

Investment advisory services — The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.390% on the first $1 billion of daily net assets and decreasing to 0.216% on such assets in excess of $115 billion. For the year ended December 31, 2023, the investment advisory services fees were $262,125,000, which were equivalent to an annualized rate of 0.232% of average daily net assets.

Class-specific fees and expenses — Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services — The fund has plans of distribution for all share classes, except Class F-2, F-3, 529-F-2, 529-F-3, R-5E, R-5 and R-6 shares. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits
Class A	0.25%	0.25%
Class 529-A	0.25	0.50
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Class R-2E	0.60	0.85
Classes 529-E and R-3	0.50	0.75
Classes T, F-1, 529-T, 529-F-1 and R-4	0.25	0.50

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limits are not exceeded. As of December 31, 2023, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Transfer agent services — The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services — The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

529 plan services — Each 529 share class is subject to service fees to compensate the Virginia College Savings Plan (“Virginia529”) for its oversight and administration of the CollegeAmerica 529 college savings plan. The fees are based on the combined net assets invested in Class 529 and ABLE shares of the American Funds. Class ABLE shares are offered on other American Funds by Virginia529 through ABLEAmerica®, a tax-advantaged savings program for individuals with disabilities. Virginia529 is not considered a related party to the fund.

The quarterly fees are based on a series of decreasing annual rates beginning with 0.09% on the first $20 billion of the combined net assets invested in the American Funds and decreasing to 0.03% on such assets in excess of $75 billion. The fees for any given calendar quarter are accrued and calculated on the basis of the average net assets of Class 529 and ABLE shares of the American Funds for the last month of the prior calendar quarter. For the year ended December 31, 2023, the 529 plan services fees were $2,088,000, which were equivalent to 0.059% of the average daily net assets of each 529 share class.

22	The Investment Company of America

For the year ended December 31, 2023, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services		Administrative services		529 plan services
Class A	$169,330	$50,102		$21,295		Not applicable
Class C	11,388	809		344		Not applicable
Class T	—	—	*	—	*	Not applicable
Class F-1	3,167	1,732		393		Not applicable
Class F-2	Not applicable	11,911		3,353		Not applicable
Class F-3	Not applicable	39		1,378		Not applicable
Class 529-A	7,166	2,066		950		$1,881
Class 529-C	713	47		21		42
Class 529-E	389	29		23		46
Class 529-T	—	—	*	—	*	—	*
Class 529-F-1	—	—	*	—	*	—	*
Class 529-F-2	Not applicable	69		60		119
Class 529-F-3	Not applicable	—	*	—	*	—	*
Class R-1	646	59		20		Not applicable
Class R-2	4,640	2,123		186		Not applicable
Class R-2E	476	159		24		Not applicable
Class R-3	4,451	1,305		267		Not applicable
Class R-4	2,756	1,099		331		Not applicable
Class R-5E	Not applicable	330		66		Not applicable
Class R-5	Not applicable	88		54		Not applicable
Class R-6	Not applicable	146		5,139		Not applicable
Total class-specific expenses	$205,122	$72,113		$33,904		$2,088

*	Amount less than one thousand.

Trustees’ deferred compensation — Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $1,060,000 in the fund’s statement of operations reflects $644,000 in current fees (either paid in cash or deferred) and a net increase of $416,000 in the value of the deferred amounts.

Affiliated officers and trustees — Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFD and AFS. No affiliated officers or trustees received any compensation directly from the fund.

Investment in CCF — The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

Security transactions with related funds — The fund purchased investment securities from, and sold investment securities to, other funds managed by CRMC (or funds managed by certain affiliates of CRMC) under procedures adopted by the fund’s board of trustees. The funds involved in such transactions are considered related by virtue of having a common investment adviser (or affiliated investment advisers), common trustees and/or common officers. Each transaction was executed at the current market price of the security and no brokerage commissions or fees were paid in accordance with Rule 17a-7 of the 1940 Act. During the year ended December 31, 2023, the fund engaged in such purchase and sale transactions with related funds in the amounts of $1,536,420,000 and $1,120,594,000, respectively, which generated $177,545,000 of net realized gains from such sales.

Interfund lending — Pursuant to an exemptive order issued by the SEC, the fund, along with other CRMC-managed funds (or funds managed by certain affiliates of CRMC), may participate in an interfund lending program. The program provides an alternate credit facility that permits the funds to lend or borrow cash for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. The fund did not lend or borrow cash through the interfund lending program at any time during the year ended December 31, 2023.

The Investment Company of America	23

8. Warrants

As of December 31, 2023, the fund had warrants outstanding which may be exercised at any time for the purchase of 818,230 Class A shares at approximately $5.24 per share. If these warrants had been exercised as of December 31, 2023, the net asset value of each share class would have been reduced by approximately $0.03 per share. No warrants were exercised during the year ended December 31, 2023.

9. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

10. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2023

Class A	$2,839,973	61,444	$3,715,507	76,563		$(6,749,171)	(146,691)	$(193,691)	(8,684)
Class C	142,029	3,112	51,172	1,061		(317,099)	(7,034)	(123,898)	(2,861)
Class T	—	—	—	—		—	—	—	—
Class F-1	76,004	1,646	67,818	1,402		(183,741)	(4,003)	(39,919)	(955)
Class F-2	2,378,961	51,540	623,343	12,870		(2,139,362)	(46,514)	862,942	17,896
Class F-3	849,431	18,423	251,615	5,201		(937,748)	(20,332)	163,298	3,292
Class 529-A	239,194	5,195	166,992	3,453		(506,762)	(10,975)	(100,576)	(2,327)
Class 529-C	13,361	291	2,968	61		(30,054)	(656)	(13,725)	(304)
Class 529-E	6,512	141	3,945	81		(14,488)	(314)	(4,031)	(92)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	39,844	864	11,386	235		(35,090)	(755)	16,140	344
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	8,695	189	2,935	61		(15,411)	(336)	(3,781)	(86)
Class R-2	105,257	2,309	28,575	590		(139,508)	(3,083)	(5,676)	(184)
Class R-2E	15,772	343	4,069	84		(13,745)	(302)	6,096	125
Class R-3	138,324	3,024	44,842	926		(198,716)	(4,376)	(15,550)	(426)
Class R-4	108,743	2,356	58,268	1,205		(208,993)	(4,595)	(41,982)	(1,034)
Class R-5E	58,003	1,256	12,852	265		(38,195)	(829)	32,660	692
Class R-5	21,821	476	10,010	207		(38,303)	(846)	(6,472)	(163)
Class R-6	1,059,786	23,482	970,660	20,068		(1,734,436)	(37,846)	296,010	5,704
Total net increase (decrease)	$8,101,710	176,091	$6,026,960	124,333		$(13,300,822)	(289,487)	$827,848	10,937

Refer to the end of the table for footnotes.

24	The Investment Company of America

	Sales*		Reinvestments of distributions			Repurchases*		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares

Year ended December 31, 2022

Class A	$3,003,132	67,261	$3,790,100	89,580		$(6,594,456)	(149,390)	$198,776	7,451
Class C	135,212	3,056	59,303	1,425		(317,174)	(7,206)	(122,659)	(2,725)
Class T	—	—	—	—		—	—	—	—
Class F-1	46,705	1,055	71,388	1,693		(181,319)	(4,102)	(63,226)	(1,354)
Class F-2	2,178,423	48,934	586,224	13,861		(1,961,960)	(44,431)	802,687	18,364
Class F-3	805,580	18,064	244,261	5,772		(800,877)	(18,075)	248,964	5,761
Class 529-A	229,003	5,140	175,494	4,162		(429,776)	(9,699)	(25,279)	(397)
Class 529-C	14,352	324	3,792	90		(35,361)	(789)	(17,217)	(375)
Class 529-E	5,246	119	4,243	102		(11,916)	(271)	(2,427)	(50)
Class 529-T	—	—	1	—	†	—	—	1	— †
Class 529-F-1	—	—	1	—	†	—	—	1	— †
Class 529-F-2	40,370	898	10,503	248		(27,002)	(608)	23,871	538
Class 529-F-3	—	—	1	—	†	—	—	1	— †
Class R-1	7,816	174	3,212	77		(11,442)	(260)	(414)	(9)
Class R-2	101,977	2,310	29,698	711		(162,404)	(3,658)	(30,729)	(637)
Class R-2E	14,612	322	3,966	94		(20,681)	(465)	(2,103)	(49)
Class R-3	130,942	2,922	46,473	1,105		(197,905)	(4,394)	(20,490)	(367)
Class R-4	115,324	2,544	63,634	1,510		(294,041)	(6,648)	(115,083)	(2,594)
Class R-5E	55,279	1,247	10,981	260		(38,141)	(845)	28,119	662
Class R-5	23,520	536	10,646	251		(44,827)	(1,014)	(10,661)	(227)
Class R-6	1,951,851	42,083	949,218	22,427		(813,401)	(18,314)	2,087,668	46,196
Total net increase (decrease)	$8,859,344	196,989	$6,063,139	143,368		$(11,942,683)	(270,169)	$2,979,800	70,188

*	Includes exchanges between share classes of the fund.
†	Amount less than one thousand.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $31,855,703,000 and $33,594,795,000, respectively, during the year ended December 31, 2023.

The Investment Company of America	25

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class A:
12/31/2023	$41.26	$.64	$11.01	$11.65	$(.73)	$(1.78)	$(2.51)	$50.40	28.50%	$79,014		.58%		.58%		1.40%
12/31/2022	51.80	.67	(8.69)	(8.02)	(.62)	(1.90)	(2.52)	41.26	(15.52)	65,046		.57		.57		1.51
12/31/2021	44.42	.64	10.34	10.98	(.62)	(2.98)	(3.60)	51.80	25.01	81,274		.57		.57		1.29
12/31/2020	39.57	.60	4.98	5.58	(.62)	(.11)	(.73)	44.42	14.50	68,122		.59		.59		1.54
12/31/2019	33.91	.70	7.53	8.23	(.76)	(1.81)	(2.57)	39.57	24.54	63,959		.59		.59		1.86
Class C:
12/31/2023	40.72	.29	10.85	11.14	(.38)	(1.78)	(2.16)	49.70	27.53	1,223		1.33		1.33		.64
12/31/2022	51.14	.32	(8.56)	(8.24)	(.28)	(1.90)	(2.18)	40.72	(16.14)	1,119		1.33		1.33		.74
12/31/2021	43.90	.26	10.21	10.47	(.25)	(2.98)	(3.23)	51.14	24.08	1,544		1.32		1.32		.54
12/31/2020	39.10	.30	4.94	5.24	(.33)	(.11)	(.44)	43.90	13.64	1,380		1.33		1.33		.79
12/31/2019	33.54	.41	7.43	7.84	(.47)	(1.81)	(2.28)	39.10	23.57	1,580		1.35		1.35		1.09
Class T:
12/31/2023	41.24	.76	11.00	11.76	(.85)	(1.78)	(2.63)	50.37	28.83 [5]	—	[6]	.31	[5]	.31	[5]	1.66	[5]
12/31/2022	51.78	.77	(8.68)	(7.91)	(.73)	(1.90)	(2.63)	41.24	(15.31)[5]	—	[6]	.33	[5]	.33	[5]	1.74	[5]
12/31/2021	44.41	.75	10.34	11.09	(.74)	(2.98)	(3.72)	51.78	25.29 [5]	—	[6]	.34	[5]	.34	[5]	1.52	[5]
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.79 [5]	—	[6]	.35	[5]	.35	[5]	1.77	[5]
12/31/2019	33.91	.79	7.52	8.31	(.85)	(1.81)	(2.66)	39.56	24.79 [5]	—	[6]	.35	[5]	.35	[5]	2.09	[5]
Class F-1:
12/31/2023	41.13	.61	10.96	11.57	(.69)	(1.78)	(2.47)	50.23	28.41	1,435		.64		.64		1.34
12/31/2022	51.64	.64	(8.66)	(8.02)	(.59)	(1.90)	(2.49)	41.13	(15.56)	1,215		.64		.64		1.43
12/31/2021	44.29	.60	10.31	10.91	(.58)	(2.98)	(3.56)	51.64	24.92	1,595		.64		.64		1.22
12/31/2020	39.45	.57	4.98	5.55	(.60)	(.11)	(.71)	44.29	14.44	1,788		.65		.65		1.48
12/31/2019	33.82	.67	7.50	8.17	(.73)	(1.81)	(2.54)	39.45	24.43	1,922		.66		.66		1.78
Class F-2:
12/31/2023	41.23	.74	10.99	11.73	(.82)	(1.78)	(2.60)	50.36	28.76	12,951		.37		.37		1.61
12/31/2022	51.76	.76	(8.68)	(7.92)	(.71)	(1.90)	(2.61)	41.23	(15.34)	9,865		.38		.38		1.71
12/31/2021	44.39	.74	10.33	11.07	(.72)	(2.98)	(3.70)	51.76	25.27	11,435		.37		.37		1.49
12/31/2020	39.55	.67	4.98	5.65	(.70)	(.11)	(.81)	44.39	14.73	8,602		.38		.38		1.74
12/31/2019	33.90	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.55	24.76	7,986		.39		.39		2.05
Class F-3:
12/31/2023	41.23	.79	10.99	11.78	(.87)	(1.78)	(2.65)	50.36	28.88	5,188		.27		.27		1.71
12/31/2022	51.77	.81	(8.69)	(7.88)	(.76)	(1.90)	(2.66)	41.23	(15.26)	4,112		.27		.27		1.82
12/31/2021	44.40	.79	10.33	11.12	(.77)	(2.98)	(3.75)	51.77	25.39	4,864		.27		.27		1.60
12/31/2020	39.55	.72	4.98	5.70	(.74)	(.11)	(.85)	44.40	14.88	3,916		.28		.28		1.85
12/31/2019	33.90	.82	7.52	8.34	(.88)	(1.81)	(2.69)	39.55	24.89	3,571		.29		.29		2.16
Class 529-A:
12/31/2023	41.12	.62	10.97	11.59	(.71)	(1.78)	(2.49)	50.22	28.45	3,477		.62		.62		1.36
12/31/2022	51.64	.65	(8.67)	(8.02)	(.60)	(1.90)	(2.50)	41.12	(15.56)	2,943		.61		.61		1.47
12/31/2021	44.29	.62	10.31	10.93	(.60)	(2.98)	(3.58)	51.64	24.97	3,716		.61		.61		1.25
12/31/2020	39.46	.57	4.97	5.54	(.60)	(.11)	(.71)	44.29	14.43	3,169		.64		.64		1.49
12/31/2019	33.82	.67	7.52	8.19	(.74)	(1.81)	(2.55)	39.46	24.46	2,884		.65		.65		1.79

Refer to the end of the table for footnotes.

26	The Investment Company of America

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]		Net assets, end of year (in millions)		Ratio of expenses to average net assets before reimburse- ments[4]		Ratio of expenses to average net assets after reimburse- ments[3,4]		Ratio of net income to average net assets[3]
Class 529-C:
12/31/2023	$41.07	$.27	$10.95	$11.22	$(.34)	$(1.78)	$(2.12)	$50.17	27.48%		$73		1.39%		1.39%		.58%
12/31/2022	51.55	.30	(8.63)	(8.33)	(.25)	(1.90)	(2.15)	41.07	(16.19)		72		1.38		1.38		.67
12/31/2021	44.22	.24	10.29	10.53	(.22)	(2.98)	(3.20)	51.55	24.02		110		1.37		1.37		.49
12/31/2020	39.36	.29	4.97	5.26	(.29)	(.11)	(.40)	44.22	13.60		117		1.37		1.37		.77
12/31/2019	33.74	.39	7.49	7.88	(.45)	(1.81)	(2.26)	39.36	23.54		283		1.39		1.39		1.05
Class 529-E:
12/31/2023	40.96	.51	10.91	11.42	(.59)	(1.78)	(2.37)	50.01	28.13		85		.86		.86		1.12
12/31/2022	51.44	.54	(8.63)	(8.09)	(.49)	(1.90)	(2.39)	40.96	(15.75)		73		.86		.86		1.22
12/31/2021	44.14	.50	10.26	10.76	(.48)	(2.98)	(3.46)	51.44	24.65		95		.85		.85		1.01
12/31/2020	39.31	.48	4.97	5.45	(.51)	(.11)	(.62)	44.14	14.20		84		.86		.86		1.26
12/31/2019	33.71	.59	7.47	8.06	(.65)	(1.81)	(2.46)	39.31	24.14		85		.88		.88		1.56
Class 529-T:
12/31/2023	41.24	.73	11.01	11.74	(.82)	(1.78)	(2.60)	50.38	28.77	[5]	—	[6]	.38	[5]	.38	[5]	1.60	[5]
12/31/2022	51.78	.75	(8.69)	(7.94)	(.70)	(1.90)	(2.60)	41.24	(15.36)[5]		—	[6]	.39	[5]	.39	[5]	1.70	[5]
12/31/2021	44.41	.73	10.33	11.06	(.71)	(2.98)	(3.69)	51.78	25.23	[5]	—	[6]	.39	[5]	.39	[5]	1.47	[5]
12/31/2020	39.56	.67	4.99	5.66	(.70)	(.11)	(.81)	44.41	14.72	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.91	.77	7.52	8.29	(.83)	(1.81)	(2.64)	39.56	24.72	[5]	—	[6]	.41	[5]	.41	[5]	2.03	[5]
Class 529-F-1:
12/31/2023	41.04	.69	10.94	11.63	(.78)	(1.78)	(2.56)	50.11	28.64	[5]	—	[6]	.46	[5]	.46	[5]	1.52	[5]
12/31/2022	51.54	.72	(8.65)	(7.93)	(.67)	(1.90)	(2.57)	41.04	(15.41)[5]		—	[6]	.45	[5]	.45	[5]	1.63	[5]
12/31/2021	44.21	.70	10.29	10.99	(.68)	(2.98)	(3.66)	51.54	25.19	[5]	—	[6]	.44	[5]	.44	[5]	1.42	[5]
12/31/2020	39.40	.65	4.97	5.62	(.70)	(.11)	(.81)	44.21	14.69	[5]	—	[6]	.40	[5]	.40	[5]	1.72	[5]
12/31/2019	33.78	.76	7.50	8.26	(.83)	(1.81)	(2.64)	39.40	24.72		115		.42		.42		2.02
Class 529-F-2:
12/31/2023	41.25	.74	10.99	11.73	(.82)	(1.78)	(2.60)	50.38	28.76		231		.36		.36		1.62
12/31/2022	51.79	.76	(8.69)	(7.93)	(.71)	(1.90)	(2.61)	41.25	(15.34)		175		.37		.37		1.72
12/31/2021	44.41	.74	10.33	11.07	(.71)	(2.98)	(3.69)	51.79	25.25		192		.38		.38		1.48
12/31/2020[7,8]	38.92	.12	5.55	5.67	(.18)	—	(.18)	44.41	14.56	[9]	136		.06	[9]	.06	[9]	.29	[9]
Class 529-F-3:
12/31/2023	41.24	.76	10.99	11.75	(.84)	(1.78)	(2.62)	50.37	28.81		—	[6]	.32		.32		1.65
12/31/2022	51.78	.78	(8.69)	(7.91)	(.73)	(1.90)	(2.63)	41.24	(15.31)		—	[6]	.33		.33		1.75
12/31/2021	44.41	.76	10.33	11.09	(.74)	(2.98)	(3.72)	51.78	25.31		—	[6]	.34		.32		1.54
12/31/2020[7,8]	38.92	.13	5.54	5.67	(.18)	—	(.18)	44.41	14.59	[9]	—	[6]	.09	[9]	.06	[9]	.30	[9]
Class R-1:
12/31/2023	40.84	.29	10.89	11.18	(.38)	(1.78)	(2.16)	49.86	27.54		71		1.34		1.34		.64
12/31/2022	51.30	.32	(8.60)	(8.28)	(.28)	(1.90)	(2.18)	40.84	(16.17)		62		1.34		1.34		.73
12/31/2021	44.03	.26	10.23	10.49	(.24)	(2.98)	(3.22)	51.30	24.04		78		1.34		1.34		.52
12/31/2020	39.21	.30	4.95	5.25	(.32)	(.11)	(.43)	44.03	13.63		70		1.35		1.35		.77
12/31/2019	33.63	.40	7.45	7.85	(.46)	(1.81)	(2.27)	39.21	23.54		74		1.37		1.37		1.07

Refer to the end of the table for footnotes.

The Investment Company of America	27

Financial highlights (continued)

		Income (loss) from investment operations[1]			Dividends and distributions
Year ended	Net asset value, beginning of year	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of year	Total return[2,3]	Net assets, end of year (in millions)	Ratio of expenses to average net assets before reimburse- ments[4]	Ratio of expenses to average net assets after reimburse- ments[3,4]	Ratio of net income to average net assets[3]
Class R-2:
12/31/2023	$40.91	$.28	$10.89	$11.17	$(.37)	$(1.78)	$(2.15)	$49.93	27.48%	$690	1.36%	1.36%	.62%
12/31/2022	51.37	.31	(8.61)	(8.30)	(.26)	(1.90)	(2.16)	40.91	(16.18)	573	1.38	1.38	.70
12/31/2021	44.09	.25	10.24	10.49	(.23)	(2.98)	(3.21)	51.37	24.02	752	1.36	1.36	.51
12/31/2020	39.26	.29	4.97	5.26	(.32)	(.11)	(.43)	44.09	13.62	659	1.37	1.37	.76
12/31/2019	33.67	.40	7.46	7.86	(.46)	(1.81)	(2.27)	39.26	23.54	645	1.39	1.39	1.06
Class R-2E:
12/31/2023	41.11	.42	10.94	11.36	(.50)	(1.78)	(2.28)	50.19	27.85	94	1.07	1.07	.91
12/31/2022	51.61	.44	(8.65)	(8.21)	(.39)	(1.90)	(2.29)	41.11	(15.93)	71	1.07	1.07	1.00
12/31/2021	44.28	.40	10.29	10.69	(.38)	(2.98)	(3.36)	51.61	24.41	92	1.07	1.07	.80
12/31/2020	39.43	.40	4.99	5.39	(.43)	(.11)	(.54)	44.28	13.94	75	1.08	1.08	1.05
12/31/2019	33.81	.51	7.49	8.00	(.57)	(1.81)	(2.38)	39.43	23.89	71	1.09	1.09	1.35
Class R-3:
12/31/2023	41.07	.49	10.93	11.42	(.57)	(1.78)	(2.35)	50.14	28.05	991	.91	.91	1.06
12/31/2022	51.56	.51	(8.64)	(8.13)	(.46)	(1.90)	(2.36)	41.07	(15.79)	829	.92	.92	1.16
12/31/2021	44.24	.47	10.28	10.75	(.45)	(2.98)	(3.43)	51.56	24.56	1,060	.91	.91	.95
12/31/2020	39.40	.46	4.98	5.44	(.49)	(.11)	(.60)	44.24	14.13	956	.92	.92	1.20
12/31/2019	33.78	.57	7.49	8.06	(.63)	(1.81)	(2.44)	39.40	24.08	949	.93	.93	1.51
Class R-4:
12/31/2023	41.11	.62	10.97	11.59	(.71)	(1.78)	(2.49)	50.21	28.46	1,218	.62	.62	1.36
12/31/2022	51.62	.64	(8.65)	(8.01)	(.60)	(1.90)	(2.50)	41.11	(15.56)	1,040	.62	.62	1.45
12/31/2021	44.28	.62	10.30	10.92	(.60)	(2.98)	(3.58)	51.62	24.96	1,440	.61	.61	1.25
12/31/2020	39.44	.58	4.98	5.56	(.61)	(.11)	(.72)	44.28	14.48	1,337	.62	.62	1.50
12/31/2019	33.81	.68	7.50	8.18	(.74)	(1.81)	(2.55)	39.44	24.46	1,435	.63	.63	1.81
Class R-5E:
12/31/2023	41.21	.72	10.98	11.70	(.80)	(1.78)	(2.58)	50.33	28.69	265	.42	.42	1.56
12/31/2022	51.74	.74	(8.68)	(7.94)	(.69)	(1.90)	(2.59)	41.21	(15.38)	189	.42	.42	1.67
12/31/2021	44.38	.73	10.32	11.05	(.71)	(2.98)	(3.69)	51.74	25.21	203	.41	.41	1.47
12/31/2020	39.54	.66	4.98	5.64	(.69)	(.11)	(.80)	44.38	14.69	101	.42	.42	1.70
12/31/2019	33.89	.76	7.52	8.28	(.82)	(1.81)	(2.63)	39.54	24.72	68	.43	.43	2.01
Class R-5:
12/31/2023	41.25	.76	10.99	11.75	(.84)	(1.78)	(2.62)	50.38	28.81	200	.32	.32	1.66
12/31/2022	51.79	.78	(8.69)	(7.91)	(.73)	(1.90)	(2.63)	41.25	(15.30)	170	.32	.32	1.75
12/31/2021	44.41	.77	10.34	11.11	(.75)	(2.98)	(3.73)	51.79	25.34	225	.31	.31	1.55
12/31/2020	39.56	.69	4.99	5.68	(.72)	(.11)	(.83)	44.41	14.82	196	.32	.32	1.80
12/31/2019	33.91	.80	7.52	8.32	(.86)	(1.81)	(2.67)	39.56	24.82	261	.33	.33	2.11
Class R-6:
12/31/2023	41.24	.78	11.00	11.78	(.87)	(1.78)	(2.65)	50.37	28.88	19,196	.27	.27	1.71
12/31/2022	51.78	.81	(8.69)	(7.88)	(.76)	(1.90)	(2.66)	41.24	(15.26)	15,480	.27	.27	1.82
12/31/2021	44.40	.79	10.34	11.13	(.77)	(2.98)	(3.75)	51.78	25.41	17,044	.27	.27	1.61
12/31/2020	39.56	.72	4.97	5.69	(.74)	(.11)	(.85)	44.40	14.85	18,480	.27	.27	1.85
12/31/2019	33.90	.82	7.53	8.35	(.88)	(1.81)	(2.69)	39.56	24.92	17,077	.28	.28	2.16

Refer to the end of the table for footnotes.

28	The Investment Company of America

Financial highlights (continued)

	Year ended December 31,
	2023	2022	2021	2020	2019
Portfolio turnover rate for all share classes[10]	29%	31%	22%	39%	31%

[1]	Based on average shares outstanding.
[2]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[3]	This column reflects the impact, if any, of certain reimbursements from CRMC. During some of the years shown, CRMC reimbursed a portion of transfer agent services fees for Class 529-F-3 shares.
[4]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[5]	All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or its affiliates. Fees for distribution services are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.
[6]	Amount less than $1 million.
[7]	Based on operations for a period that is less than a full year.
[8]	Class 529-F-2 and 529-F-3 shares began investment operations on October 30, 2020.
[9]	Not annualized.
[10]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

The Investment Company of America	29

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of The Investment Company of America:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of The Investment Company of America (the “Fund”), including the investment portfolio, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Costa Mesa, California
February 9, 2024

We have served as the auditor of one or more American Funds investment companies since 1956.

30	The Investment Company of America

Expense example	unaudited

As a fund shareholder, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2023, through December 31, 2023).

Actual expenses:

The first line of each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:

The second line of each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:

Retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2, F-3, 529-F-1, 529-F-2 and 529-F-3 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table on the following page are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Investment Company of America	31

Expense example (continued)

	Beginning account value 7/1/2023	Ending account value 12/31/2023	Expenses paid during period*	Annualized expense ratio
Class A – actual return	$1,000.00	$1,109.76	$3.08	.58%
Class A – assumed 5% return	1,000.00	1,022.28	2.96	.58
Class C – actual return	1,000.00	1,105.63	7.06	1.33
Class C – assumed 5% return	1,000.00	1,018.50	6.77	1.33
Class T – actual return	1,000.00	1,111.21	1.76	.33
Class T – assumed 5% return	1,000.00	1,023.54	1.68	.33
Class F-1 – actual return	1,000.00	1,109.63	3.40	.64
Class F-1 – assumed 5% return	1,000.00	1,021.98	3.26	.64
Class F-2 – actual return	1,000.00	1,110.99	1.97	.37
Class F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class F-3 – actual return	1,000.00	1,111.60	1.44	.27
Class F-3 – assumed 5% return	1,000.00	1,023.84	1.38	.27
Class 529-A – actual return	1,000.00	1,109.51	3.30	.62
Class 529-A – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class 529-C – actual return	1,000.00	1,105.45	7.32	1.38
Class 529-C – assumed 5% return	1,000.00	1,018.25	7.02	1.38
Class 529-E – actual return	1,000.00	1,108.37	4.57	.86
Class 529-E – assumed 5% return	1,000.00	1,020.87	4.38	.86
Class 529-T – actual return	1,000.00	1,110.88	2.08	.39
Class 529-T – assumed 5% return	1,000.00	1,023.24	1.99	.39
Class 529-F-1 – actual return	1,000.00	1,110.74	2.39	.45
Class 529-F-1 – assumed 5% return	1,000.00	1,022.94	2.29	.45
Class 529-F-2 – actual return	1,000.00	1,110.93	1.97	.37
Class 529-F-2 – assumed 5% return	1,000.00	1,023.34	1.89	.37
Class 529-F-3 – actual return	1,000.00	1,111.26	1.70	.32
Class 529-F-3 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-1 – actual return	1,000.00	1,105.65	7.11	1.34
Class R-1 – assumed 5% return	1,000.00	1,018.45	6.82	1.34
Class R-2 – actual return	1,000.00	1,105.50	7.22	1.36
Class R-2 – assumed 5% return	1,000.00	1,018.35	6.92	1.36
Class R-2E – actual return	1,000.00	1,107.19	5.68	1.07
Class R-2E – assumed 5% return	1,000.00	1,019.81	5.45	1.07
Class R-3 – actual return	1,000.00	1,107.89	4.83	.91
Class R-3 – assumed 5% return	1,000.00	1,020.62	4.63	.91
Class R-4 – actual return	1,000.00	1,109.79	3.30	.62
Class R-4 – assumed 5% return	1,000.00	1,022.08	3.16	.62
Class R-5E – actual return	1,000.00	1,110.58	2.23	.42
Class R-5E – assumed 5% return	1,000.00	1,023.09	2.14	.42
Class R-5 – actual return	1,000.00	1,111.23	1.70	.32
Class R-5 – assumed 5% return	1,000.00	1,023.59	1.63	.32
Class R-6 – actual return	1,000.00	1,111.57	1.44	.27
Class R-6 – assumed 5% return	1,000.00	1,023.84	1.38	.27

*	The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

32	The Investment Company of America

Tax information	unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended December 31, 2023:

Long-term capital gains	$4,527,011,000
Qualified dividend income	100%
Section 163(j) interest dividends	$165,676,000
Corporate dividends received deduction	$1,677,127,000
U.S. government income that may be exempt from state taxation	$69,551,000

Individual shareholders should refer to their Form 1099 or other tax information, which was mailed in January 2024, to determine the calendar year amounts to be included on their 2023 tax returns. Shareholders should consult their tax advisors.

The Investment Company of America	33

Liquidity Risk Management Program	unaudited

The fund has adopted a liquidity risk management program (the “program”). The fund’s board has designated Capital Research and Management Company (“CRMC”) as the administrator of the program. Personnel of CRMC or its affiliates conduct the day-to-day operation of the program pursuant to policies and procedures administered by the Capital Group Liquidity Risk Management Committee.

Under the program, CRMC manages the fund’s liquidity risk, which is the risk that the fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the fund. This risk is managed by monitoring the degree of liquidity of the fund’s investments, limiting the amount of the fund’s illiquid investments, and utilizing various risk management tools and facilities available to the fund for meeting shareholder redemptions, among other means. CRMC’s process of determining the degree of liquidity of the fund’s investments is supported by one or more third-party liquidity assessment vendors.

The fund’s board reviewed a report prepared by CRMC regarding the operation and effectiveness of the program for the period October 1, 2022, through September 30, 2023. No significant liquidity events impacting the fund were noted in the report. In addition, CRMC provided its assessment that the program had been effective in managing the fund’s liquidity risk.

34	The Investment Company of America

Board of trustees and other officers

Independent trustees1

Name and year of birth	Year first elected a trustee of the fund[2]	Principal occupation(s) during past five years	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
John G. Freund, MD, 1953	2022	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995–2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016–2020)	14	Collegium Pharmaceutical, Inc.; SI – Bone, Inc.; Sutro Biopharma, Inc.
Pablo R. González Guajardo, 1967 Chair of the Board (Independent and Non-Executive)	2015	CEO, Kimberly-Clark de México, SAB de CV	23	América Móvil, SAB de CV (telecommunications company); Kimberly-Clark de México, SAB de CV (consumer staples)
Merit E. Janow, 1958	2021	Dean Emerita and Professor of Practice, International Economic Law & International Affairs, Columbia University, School of International and Public Affairs	99	Aptiv (autonomous and green vehicle technology); Mastercard Incorporated
William D. Jones, 1955	2010	Managing Member, CityLink LLC (investing and consulting); former President and CEO, CityLink Investment Corporation (acquires, develops and manages real estate ventures in urban communities)	24	None
John C. Mazziotta, MD, PhD, 1949	2011	Physician; Professor of Neurology, University of California at Los Angeles; Vice Chancellor, UCLA Health Sciences; CEO, UCLA Health System	6	None
William R. McLaughlin, 1956	2015	Advisor and former President and CEO, The Orvis Company (outdoor equipment retailer)	4	None
Kenneth M. Simril, 1965	2019	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing)	9	Bunge Limited (agricultural business and food company)
Kathy J. Williams, 1955	2019	Board Chair, Above and Beyond Teaching	11	None

Interested trustees4,5

Name, year of birth and position with fund	Year first elected a trustee or officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund	Number of portfolios in fund complex overseen by trustee	Other directorships[3] held by trustee
James Terrile, 1965 Senior Vice President	2019	Partner — Capital Research Global Investors, Capital Research and Management Company; Partner — Capital Research Global Investors, Capital Bank and Trust Company[6]	6	None
William L. Robbins, 1968	2019	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]; Chair and Director, Capital Group International, Inc.[6]	20	None

Refer to page 36 for footnotes.

The Investment Company of America	35

Other officers5

Name, year of birth and position with fund	Year first elected an officer of the fund[2]	Principal occupation(s) during past five years and positions held with affiliated entities or the principal underwriter of the fund
Grant L. Cambridge, 1962 Co-President	2019	Partner — Capital International Investors, Capital Research and Management Company
Martin Romo, 1967 Co-President	2018	Partner — Capital Research Global Investors, Capital Research and Management Company;
Partner — Capital Research Global Investors, Capital Bank and Trust Company[6];
Chief Investment Officer, Capital Research and Management Company;
		Chair, Chief Investment Officer and Director, The Capital Group Companies, Inc.[6]
Herbert Y. Poon, 1973 Principal Executive Officer	2012	Senior Vice President and Senior Counsel — Fund Business Management Group, Capital Research and Management Company;
		Chief Compliance Officer, Capital Research and Management Company; Chief Compliance Officer, Capital Research Company[6]
Michael W. Stockton, 1967 Executive Vice President	2013-2016, 2019	Senior Vice President — Fund Business Management Group, Capital Research and Management Company
Aline Avzaradel, 1978 Senior Vice President	2022	Partner — Capital International Investors, Capital Research and Management Company; Director, Capital Research and Management Company
Christopher D. Buchbinder, 1971 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Martin Jacobs, 1962 Senior Vice President	2021	Partner — Capital Research Global Investors, Capital Research and Management Company; Director, The Capital Group Companies, Inc.[6]
James B. Lovelace, 1956 Senior Vice President	1994	Partner — Capital Research Global Investors, Capital Research and Management Company
Donald D. O’Neal, 1960 Senior Vice President	1994	Partner — Capital International Investors, Capital Research and Management Company; Partner — Capital International Investors, Capital Bank and Trust Company[6]
Jessica C. Spaly, 1977 Senior Vice President	2010	Partner — Capital Research Global Investors, Capital Research and Management Company
Jennifer L. Butler, 1966 Secretary	2023	Assistant Vice President — Fund Business Management Group, Capital Research and Management Company
Hong T. Le, 1978 Treasurer	2016	Vice President — Investment Operations, Capital Research and Management Company
Marilyn Paramo, 1982 Assistant Secretary	2021	Associate — Fund Business Management Group, Capital Research and Management Company
Sandra Chuon, 1972 Assistant Treasurer	2019	Vice President — Investment Operations, Capital Research and Management Company
Mariah L. Coria, 1984 Assistant Treasurer	2023	Assistant Vice President — Investment Operations, Capital Research and Management Company

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at (800) 421-4225 or by referring to the Capital Group website at capitalgroup.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

[1]	The term independent trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
[2]	Trustees and officers of the fund serve until their resignation, removal or retirement.
[3]	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research and Management Company or its affiliates) that are held by each trustee as a trustee or director of a public company or a registered investment company.
[4]	The term interested trustee refers to a trustee who is an “interested person” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).
[5]	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.
[6]	Company affiliated with Capital Research and Management Company.

36	The Investment Company of America

Office of the fund
333 South Hope Street
Los Angeles, CA 90071-1406

Investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address nearest you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
O’Melveny & Myers LLP
400 South Hope Street
Los Angeles, CA 90071-2899

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1000
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on our website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on our website.

The Investment Company of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

This report is for the information of shareholders of The Investment Company of America, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after March 31, 2024, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by Capital Group. Copyright © 2024 S&P Dow Jones Indices LLC, a division of S&P Global, and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part is prohibited without written permission of S&P Dow Jones Indices LLC.

American Funds Distributors, Inc.

The Capital Advantage®

Since 1931, Capital Group, home of American Funds, has helped investors pursue long-term investment success. Our consistent approach — in combination with The Capital SystemTM — has resulted in superior outcomes.

Aligned with investor success

We base our decisions on a long-term perspective, which we believe aligns our goals with the interests of our clients. Our portfolio managers average 28 years of investment industry experience, including 22 years at our company, reflecting a career commitment to our long-term approach.1

The Capital System

The Capital System combines individual accountability with teamwork. Funds using The Capital System are divided into portions that are managed independently by investment professionals with diverse backgrounds, ages and investment approaches. An extensive global research effort is the backbone of our system.

American Funds’ superior outcomes

Equity-focused funds have beaten their Lipper peer indexes in 90% of 10-year periods and 99% of 20-year periods.2 Relative to their peers, our fixed income funds have helped investors achieve better diversification through attention to correlation between bonds and equities.3 Fund management fees have been among the lowest in the industry.4

[1]	Investment industry experience as of December 31, 2022.
[2]	Based on Class F-2 share results for rolling monthly 10- and 20-year periods starting with the first 10- or 20-year period after each mutual fund’s inception through December 31, 2022. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date (except Capital Income Builder and SMALLCAP World Fund, for which the Lipper average was used). Expenses differ for each share class, so results will vary. Past results are not predictive of results in future periods.
[3]	Based on Class F-2 share results as of December 31, 2022. Sixteen of the 18 fixed income American Funds that have been in existence for the three-year period showed a three-year correlation lower than their respective Morningstar peer group averages. S&P 500 Index was used as an equity market proxy. Correlation based on monthly total returns. Correlation is a statistical measure of how two securities move in relation to each other. A correlation ranges from –1 to 1. A positive correlation close to 1 implies that as one security moves, either up or down, the other security will move in “lockstep,” in the same direction. A negative correlation close to –1 indicates that the securities have moved in the opposite direction.
[4]	On average, our mutual fund management fees were in the lowest quintile 62% of the time, based on the 20-year period ended December 31, 2022, versus comparable Lipper categories, excluding funds of funds.

Class F-2 shares were first offered on August 1, 2008. Class F-2 share results prior to the date of first sale are hypothetical based on the results of the original share class of the fund without a sales charge, adjusted for typical estimated expenses. Results for certain funds with an inception date after August 1, 2008, also include hypothetical returns because those funds’ Class F-2 shares sold after the funds’ date of first offering. Refer to capitalgroup.com for more information on specific expense adjustments and the actual dates of first sale.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

ITEM 2 – Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made by calling 800/421-4225 or to the Secretary of the Registrant, 333 South Hope Street, 55th Floor, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that John G. Freund, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such. Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

ICA

Registrant:

a) Audit Fees:
Audit	2022	104,000
	2023	2,000

b) Audit-Related Fees:
	2022	19,000
	2023	17,000

c) Tax Fees:
	2022	9,000
	2023	9,000
	The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
	2022	None
	2023	None

	Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
a) Audit Fees:
	Not Applicable

b) Audit-Related Fees:
	2022	2,394,000
	2023	1,979,000
	The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 18 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:

	2022	394,000
	2023	None
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
	2022	None
	2023	None
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $2,817,000 for fiscal year 2022 and $2,005,000 for fiscal year 2023. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

Not applicable, insofar as the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)

There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s semi-annual period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INVESTMENT COMPANY OF AMERICA

By __/s/ Herbert Y. Poon________________
Herbert Y. Poon, Principal Executive Officer

Date: February 29, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By _ /s/ Herbert Y. Poon_____________
Herbert Y. Poon, Principal Executive Officer

Date: February 29, 2024

By ___/s/ Hong T. Le__________________
Hong T. Le, Treasurer and Principal Financial Officer

Date: February 29, 2024